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                                                                EXHIBIT 10.36.1


                            FIRST AMENDMENT TO LEASE


             THIS FIRST AMENDMENT TO LEASE made at Cleveland, Ohio effective as of 16 day of February, 2000, by and between THE JOSEPH NAIMAN INSURANCE TRUST, (hereinafter called "Lessor"), and L.A.T. SPORTSWEAR, INC. DBA FULL LINE DISTRIBUTORS, a Georgia corporation, (hereinafter called "Lessee").

                                  WITNESSETH:

         WHEREAS: Lessor and Lessee entered into a certain Lease (the "Lease") dated April 11, 1995, whereby Lessor leased to Lessee, and Lessee leased from Lessor certain premises (the "Premises") known as 26150 Richmond Road, Bedford Heights OH 44148; and

         WHEREAS: Lessor and Lessee desire to amend the Lease in certain respects hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree to amend the Lease as follows:

         1. Section 3(a) of the Lease is hereby deleted in its entirety and the following provision is hereby inserted in substitution for and in lieu thereof:

                  "(a) The initial term of this Lease (the "Initial Term") shall be for a period of six (6) years commencing on May 1, 1995 through and including October 31, 2001."

it being the intent of the parties to extend the term of the Lease an additional one (1) year and six (6) months commencing May 1, 2000 through and including October 31, 2001

         2. Section 3(b) of the Lease is hereby deleted in its entirety and nothing is hereby inserted in substitution for or in lieu thereof.

         3. Section 4(a) of the Lease is hereby modified by adding the following provision to the end thereof:

                  "Commencing May 1, 2000 through and including October 31, 2001, the Fixed Rent shall be $178,624.80 per annum, payable in equal monthly installments, in advance, at the rate of $14,885.40 per month."

         4. Section 4(b) of the Lease is hereby deleted in its entirety and nothing is hereby inserted in substitution for or in lieu thereof.


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         5.       Except as otherwise set forth herein all of the other terms, conditions and covenants contained in the Lease are, and shall remain, in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed the within First Amendment to Lease the day and year first written above.


Signed in the Presence of:                 Lessor:      THE JOSEPH NAIMAN
                                                        INSURANCE TRUST
                                                        DATED June 30,1984
/s/ Richard W.  Mark                           By:      /s/ Philip Bradley
--------------------------                              -----------------------

/s/ Daniel J. McGuire
--------------------------


Signed in the Presence of:                 Lessee:      L.A.T. SPORTSWEAR,
                                                        INC. dba FULL LINE
                                                        DISTRIBUTORS

/s/ John Hankinson                             By:      /s/ Gina Watson-McElroy
--------------------------                              -----------------------

John Hankinson
--------------------------


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STATE OF OHIO                       )
                                    )  ss.
COUNTY OF CUYAHOGA                  )

         BEFORE ME, a Notary Public, in and for the said County and State, personally appeared Philip Bradley, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN TESTIMONY WHEROF, I have hereunto set my hand and official seal this 18 day of February, 2000.


                                            /s/ Mary Ann Piscioneri
                                            -----------------------------------
                                            Notary Public



STATE OF GEORGIA                    )
                                    ) ss.
COUNTY OF CHEROKEE                  )

         BEFORE ME, a Notary Public, in and for the said County and State, personally appeared Gina McElroy, known to me as the VP of L.A. T Sportswear, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed as an officer of the corporation.

         IN TESTIMONY WHEROF, I have hereunto set my hand and official seal this 16th day of February, 2000.


                                            /s/ Dawn Trahan
                                            -----------------------------------
                                            Notary Public